UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2022

INTERPACE BIOSCIENCES, INC.

(Exact name of Registrant as specified in its charter)

delaware	000-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building C

300 Interpace Parkway,

Parsippany, NJ 07054

(Address, including zip code, of Principal Executive Offices)

(855) 776-6419

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 10, 2022, the stockholders of Interpace Biosciences, Inc. (the “Company”) approved (i) an amendment to the Company’s 2019 Equity Incentive Plan (the “Plan”) to increase the number of authorized shares of common stock reserved for issuance thereunder by 1,000,000 shares (the “Plan Amendment”) and (ii) an amendment to the Company’s Employee Stock Purchase Plan (the “ESPP”) to increase the number of authorized shares of common stock reserved for issuance thereunder by 1,000,000 shares (the “ESPP Amendment”).

The foregoing descriptions of the Plan Amendment and the ESPP Amendment do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Plan Amendment and the ESPP Amendment, copies of which are incorporated by reference herein to Exhibit 10.1 and Exhibit 10.2, respectively, as well as to the descriptions of the Plan and the ESPP included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 20, 2022.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 10, 2022, the Company held its 2022 annual meeting of stockholders (the “2022 Annual Meeting”). The following proposals were voted on and were approved by the Company’s stockholders at the 2022 Annual Meeting with the stockholders having voted as set forth below:

I. Election of one Class I director to serve until the 2025 annual meeting or until such director’s successor is duly elected and qualified.

Name	For	Withhold	Broker Non-Votes
Stephen J. Sullivan	8,793,313	820,085	1,522,847

II. Approval of the Plan Amendment.

For	Against	Abstain	Broker Non-Votes
9,498,523	88,097	26,778	1,522,847

III. Approval of the ESPP Amendment.

For	Against	Abstain	Broker Non-Votes
9,501,243	85,297	26,858	1,522,847

IV. To grant the board of directors of the Company (the “Board”) discretionary authority to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock within the range of 1-for-2 to 1-for-10 with the exact ratio, if any, to be determined by the Board, but not later than one year after stockholder approval thereof.

For	Against	Abstain	Broker Non-Votes
10,270,993	800,853	64,399	0

V. Ratification of the appointment of EisnerAmper, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain	Broker Non-Votes
11,041,434	35,207	59,604	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Amendment to the Interpace Biosciences, Inc. 2019 Equity Incentive Plan.
10.2	Amendment to the Interpace Biosciences, Inc. Employee Stock Purchase Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interpace Biosciences, Inc.

By:	/s/ Thomas W. Burnell
Name:	Thomas W. Burnell
Title:	President and Chief Executive Officer

Date: November 15, 2022